UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2013

WIN GLOBAL MARKETS, INC.
(Exact Name of Registrant as Specified in Charter)

NEVADA	000-51255	98-0374121
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6 Yehezkel Koifman Street, Tel-Aviv, Israel	68012
(Address of Principal Executive Offices)	(Zip Code)

(972)-73-705-8000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 12, 2013, the registrant entered into a securities purchase agreement (the "SPA") with Ricx Investments Ltd. (the “Investor”), pursuant to which the registrant sold to the Investor 4,295,220 shares of restricted common stock (the "Investor's Shares") of the registrant at a price of $0.10 per share, and issued a warrant to purchase 859,044 shares of common stock (the "Warrant") of the registrant at an exercise price per share of $0.10. No separate consideration was paid for the Warrant. The Warrant is exercisable on or after December 12, 2013, and expires June 12, 2016.

The net proceeds from the sale of the Investor's Shares and issuance of the Warrant amounted to $429,522. The transaction closed June 12, 2013.  The Warrant and the SPA are attached as Exhibit 4.1 and Exhibit 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The descriptions of the Warrant and the SPA are summaries only and are qualified in their entirety by reference to Exhibit 4.1 and Exhibit 10.1, respectively.

As of June 12, 2013, Mr. Ron Lubash, one of the registrant’s directors, holds approximately 11% of the outstanding equity of the Investor.

The securities offered and sold under the SPA or to be issued pursuant to the Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration, or an applicable exemption from registration under the Securities Act and applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute any offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

As described in "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K, on June 12, 2013, the registrant entered into the SPA pursuant to which the registrant sold the Investor’s Shares and issued the Warrant. The net proceeds from the sale of the Investor’s Shares and issuance of the Warrant were $429,522.  The sale of the Investor’s Shares and issuance of the Warrant were made pursuant to an exemption from registration under Regulation S under the Securities Act.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS.

4.1	Common Stock Purchase Warrant, issued June 12, 2013 to Ricx Investments Ltd.

10.1	Securities Purchase Agreement, dated June 12, 2013, between Ricx Investments Ltd. and the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIN GLOBAL MARKETS, INC.
(registrant)

	By:	/s/ Shimon Citron
Date: June 14, 2013		Shimon Citron
Chief Executive Officer